Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
26.	SUBSEQUENT EVENTS

On January 9, 2026, the Company completed the disposal of its 100% equity interest in Beijing Wanjia. At December 31, 2025, Beijing Wanjia was classified as a disposal group held for sale and as a discontinued operation.

On February 20, 2026, the Company announced that its Board of Directors has approved a Share Repurchase Program with authorization to purchase up to $5 million of the Company’s outstanding ordinary shares. As of the date of this report, the Company has not repurchased any shares.

On February 9, 2026, the Company entered into a non-binding Letter of Intent (“LOI”) to acquire 100% of the issued and outstanding share capital of MGAI Limited (“MGAI”), a pioneer in AI-driven solutions for speech therapy, developmental management, and rehabilitation services. On February 26, 2026, pursuant to the LOI, the Company and Robot Service Hong Kong entered into a Sale and Purchase Agreement with All AI Co., Limited to acquire 10,000 ordinary shares representing all of the issued and outstanding share capital of MGAI (the “Sale Shares”) to acquire MGAI’s 61.8489% equity interest in Shenzhen Muyan Education Technology Consulting Co., Ltd. The total consideration payable for the acquisition consists of: (i) Cash Amount of: US$300,000 in cash, payable in full at the closing of the transaction; and (ii) Consideration Shares: 5,000,000 restricted ordinary shares. The Company completed its acquisition of MGAI and transferred 5,000,000 shares on February 26, 2026 and $300,000 on April 8, 2026. The Company will account for this acquisition in accordance with IFRS 3, which requires the assets acquired and the liabilities assumed to be measured at their fair value at the date of the acquisition. The accounting for the acquisition is incomplete as of the date of our filing.